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                                                                   EXH 10.01.10d

                           AMENDMENT NO.4 TO AMENDED
                       AND RESTATED EMPLOYMENT AGREEMENT
                       ---------------------------------



         This Amendment No. 4 to Amended and Restated Employment Agreement is executed as of November 30th, 1999, by Clifford L. Reynolds (the "Executive") and D.I.Y. Home Warehouse, Inc., an Ohio corporation (the "Company").

                                    RECITALS
                                    --------

         A. Executive and the Company are parties to a certain Amended and Restated Employment Agreement, dated as of January 1, 1995, as amended by Amendment No. 1 to Amended and Restated Employment Agreement dated as of November 21, 1996, by Amendment No. 2 to Amended and Restated Employment Agreement dated as of May 28, 1998 and Amendment No. 3 to Amended and Restated Employment Agreement dated as of March 11, 1999 (collectively, the "Agreement").

         B. The parties desire to amend the Agreement as set forth below.

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

         1. Section 1 of the Agreement is hereby amended to read, in its entirety, as follows:

                  1. EMPLOYMENT. For a period of nine (9) years from and after January 1, 1995 (the "Effective Date") , unless sooner terminated as provided below or extended upon mutual agreement of the parties, the Company will employ Executive as the President of the Company, to perform such services for and on behalf of the Company as the Company's Board of Directors may from time to time direct consistent with Executive's title and position, and Executive hereby accepts such employment, upon the terms and conditions set forth in this Agreement. Executive's principal place of business will be located within a fifty (50) mile radius of downtown Cleveland, Ohio.

         2. As amended hereby, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.


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         3. This Amendment No. 4 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 4 as of the date set forth above.


                                             EXECUTIVE

                                             /s/ Clifford L. Reynolds
                                             -----------------------------------
                                             Clifford L. Reynolds



                                             COMPANY

                                             D.I.Y. Home Warehouse, Inc.,
                                             an Ohio corporation

                                             By: /s/ Fred A. Erb
                                                 -------------------------------
                                                 Fred A. Erb
                                             Its: Chairman